The Advisors’ Inner Circle Fund III

(the “Trust”)

Ninety One Emerging Markets Equity Fund

Ninety One Global Franchise Fund

Ninety One International Franchise Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated August 12, 2024

to the Funds’ Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”),

each dated March 1, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

I. The Board of Trustees (the “Board”) of the Trust has approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Funds, and American Beacon Funds (the “Acquiring Trust”), a Massachusetts business trust, pursuant to which each Fund would be reorganized into the corresponding newly-organized series of the Acquiring Trust shown in the table below (each, an “Acquiring Fund” and together, the “Acquiring Funds”) and completely liquidated and dissolved (each, a “Reorganization”).

The Funds (each a series of the Trust)	Acquiring Funds (each a series of the Acquiring Trust)
Ninety One Emerging Markets Equity Fund	American Beacon Ninety One Emerging Markets Equity Fund
Ninety One Global Franchise Fund	American Beacon Ninety One Global Franchise Fund
Ninety One International Franchise Fund	American Beacon Ninety One International Franchise Fund

Each Acquiring Fund will have substantially the same investment objective, principal investment strategies, principal risks and fundamental and non-fundamental investment policies as its corresponding Fund. American Beacon Advisors, Inc. will serve as the investment adviser to the Acquiring Funds. Ninety One North America, Inc., the current investment adviser to the Funds, will serve as the sub-adviser to the Acquiring Funds, and the portfolio management team will be unchanged in connection with each Reorganization. Each Reorganization is intended to be tax-free, meaning that the Funds’ shareholders will become shareholders of the Acquiring Funds without realizing any gain or loss for U.S. federal income tax purposes.

Each Reorganization is subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record of the Funds on or about July 31, 2024 will receive a proxy statement/prospectus that contains important information about each Reorganization and the Acquiring Fund(s) in which they would own shares upon closing of each Reorganization, including information about investment strategies and risks, fees and expenses. Prior to each Reorganization, shareholders of the Funds may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectus. If shareholders approve each Reorganization and other closing conditions are met, the Reorganization of each of the Ninety One Global Franchise Fund and the Ninety One International Franchise Fund is anticipated to close on or about November 15, 2024, and the Reorganization of the Ninety One Emerging Markets Equity Fund is anticipated to close on or about February 21, 2025.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Funds or the Acquiring Funds, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganizations. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

II. The Board has approved a change in classification of the Ninety One Emerging Markets Equity Fund from a non-diversified company to a diversified company. Accordingly, effective immediately, the Prospectus and SAI are hereby amended and supplemented as follows:

1.	The last paragraph of the “Ninety One Emerging Markets Equity Fund – Principal Investment Strategies” section of the Prospectus is deleted.

2.	The “Non-Diversification Risk” disclosure in the “Ninety One Emerging Markets Equity Fund – Principal Risks” section of the Prospectus is deleted.

3.	The second paragraph of the “More Information about Risk” section of the Prospectus is deleted and replaced with the following:

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. Each Fund, with the exception of the Ninety One Emerging Markets Equity Fund, is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Accordingly, each Fund, with the exception of the Ninety One Emerging Markets Equity Fund, will be more susceptible to negative events affecting a small number of holdings than a diversified fund.

4.	The “Non-Diversification” disclosure in “The Trust” section of the SAI is deleted and replaced with the following:

Non-Diversification. Each Fund, with the exception of the Ninety One Emerging Markets Equity Fund, is non-diversified, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by a Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, the value of the shares of a Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a “diversified” fund would be. Each Fund, however, intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). For more information, see “Taxes” below.

The Ninety One Emerging Markets Equity Fund is classified as a “diversified” investment company under the 1940 Act. This means that with respect to 75% of its total assets, the Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. If the Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund’s securities that constitute more than 5% of the Fund’s total assets, in the aggregate, might exceed 25% of the Fund’s total assets. In these circumstances, the Adviser might determine that it is in the best interests of the Fund’s shareholders not to reduce one or more of the Fund’s holdings in securities that constitute more than 5% of the Fund’s total assets. If the Adviser makes such a determination, the Fund’s holdings in such securities would continue to exceed 25% of the Fund’s total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund’s total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of the Fund’s assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund’s total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

5.	The following is added to the “Investment Limitations – Fundamental Policies” section of the SAI as a new fundamental policy with respect to the Ninety One Emerging Markets Equity Fund:

The Ninety One Emerging Markets Equity Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	The following is added to the “Investment Limitations – Non-Fundamental Policies” section of the SAI:

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

INV-SK-009-0600